BRIGHTHOUSE LIFE INSURANCE COMPANY
BRIGHTHOUSE VARIABLE LIFE ACCOUNT ONE
SUPPLEMENT DATED MAY 1, 2023
TO THE
PROSPECTUSES DATED APRIL 28, 2008 AND NOVEMBER 9, 2009
(Class VL)
This supplement updates certain information in the prospectuses dated April 28, 2008 (as supplemented) and November 9, 2009 (as supplemented) for the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy refers to both policies except where otherwise noted. We no longer offer the Policy described herein.
You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 28 Investment Funds listed below which are offered through Brighthouse Variable Life Account One (the “Separate Account”). The Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.
Brighthouse Funds Trust I  — Class A
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Small Cap Value Portfolio
Brighthouse/abrdn Emerging Markets Equity Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Comstock Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MFS® Research International Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
T. Rowe Price Large Cap Value Portfolio
T. Rowe Price Mid Cap Growth Portfolio
Brighthouse Funds Trust II — Class A
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
MetLife Stock Index Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Large Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

The Financial Industry Regulatory Authority (“FINRA”) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289- 9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Annual Investment Fund Operating Expenses
The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2022. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund’s fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.
Minimum and Maximum Total Annual Investment Fund Operating Expenses
	Minimum	Maximum
Total Annual Investment Fund Operating Expenses
(expenses that are deducted from Investment Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.04%
Investment Fund Fees and Expenses as of December 31, 2022
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Investment Fund fees and expenses, please refer to the prospectus for each Investment Fund.
Investment Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse Funds Trust I — Class A
Brighthouse Asset Allocation 100 Portfolio	0.07%	—	0.01%	0.65%	0.73%	—	0.73%
Brighthouse Small Cap Value Portfolio	0.75%	—	0.03%	0.07%	0.85%	0.02%	0.83%
Brighthouse/abrdn Emerging Markets Equity Portfolio	0.94%	—	0.10%	—	1.04%	0.10%	0.94%
CBRE Global Real Estate Portfolio	0.63%	—	0.05%	—	0.68%	0.04%	0.64%
Harris Oakmark International Portfolio	0.77%	—	0.04%	—	0.81%	0.09%	0.72%
Invesco Comstock Portfolio	0.57%	—	0.02%	—	0.59%	0.03%	0.56%
Invesco Small Cap Growth Portfolio	0.86%	—	0.03%	—	0.89%	0.08%	0.81%
Loomis Sayles Global Allocation Portfolio	0.70%	—	0.09%	—	0.79%	0.01%	0.78%
Loomis Sayles Growth Portfolio	0.56%	—	0.02%	—	0.58%	0.01%	0.57%
MFS® Research International Portfolio	0.70%	—	0.05%	—	0.75%	0.11%	0.64%
PIMCO Inflation Protected Bond Portfolio	0.48%	—	0.29%	—	0.77%	—	0.77%
PIMCO Total Return Portfolio	0.48%	—	0.04%	—	0.52%	0.03%	0.49%
T. Rowe Price Large Cap Value Portfolio	0.57%	—	0.02%	—	0.59%	0.06%	0.53%
T. Rowe Price Mid Cap Growth Portfolio	0.75%	—	0.03%	—	0.78%	0.08%	0.70%
Brighthouse Funds Trust II — Class A
BlackRock Ultra-Short Term Bond Portfolio	0.35%	—	0.03%	—	0.38%	0.02%	0.36%
Brighthouse Asset Allocation 20 Portfolio	0.10%	—	0.03%	0.53%	0.66%	0.03%	0.63%
Brighthouse Asset Allocation 40 Portfolio	0.06%	—	—	0.56%	0.62%	—	0.62%

Investment Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse Asset Allocation 60 Portfolio	0.05%	—	0.01%	0.59%	0.65%	—	0.65%
Brighthouse Asset Allocation 80 Portfolio	0.05%	—	0.01%	0.62%	0.68%	—	0.68%
Brighthouse/Artisan Mid Cap Value Portfolio	0.82%	—	0.03%	—	0.85%	0.09%	0.76%
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.71%	—	0.02%	—	0.73%	0.12%	0.61%
Frontier Mid Cap Growth Portfolio	0.72%	—	0.03%	—	0.75%	0.05%	0.70%
Jennison Growth Portfolio	0.60%	—	0.02%	—	0.62%	0.08%	0.54%
MetLife Stock Index Portfolio	0.25%	—	0.03%	—	0.28%	0.02%	0.26%
Neuberger Berman Genesis Portfolio	0.82%	—	0.04%	—	0.86%	0.06%	0.80%
T. Rowe Price Large Cap Growth Portfolio	0.60%	—	0.02%	—	0.62%	0.05%	0.57%
Western Asset Management Strategic Bond Opportunities Portfolio	0.57%	—	0.03%	—	0.60%	0.05%	0.55%
Western Asset Management U.S. Government Portfolio	0.48%	—	0.03%	—	0.51%	0.02%	0.49%
The information shown in the table above was provided by the Investment Funds. Certain Investment Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 28, 2024. These arrangements can be terminated with respect to these Investment Funds only with the approval of the Investment Fund's board of directors or trustees. Please see the Investment Funds’ prospectuses for additional information regarding these arrangements.
Certain Investment Funds that have “Acquired Fund Fees and Expenses” are “funds of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS
BLIC is not a fiduciary and we do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is acting on your behalf. We are not a party to any agreement between you and your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including Investment Fund recommendations).
You should read the prospectuses for the Investment Funds carefully. You can obtain copies of the Investment Fund prospectuses by calling us at (800) 638-9294.
Brighthouse Investment Advisers, LLC (“Brighthouse Advisers”), an affiliate of BLIC, is the investment adviser to the Brighthouse Funds Trust I and the Brighthouse Funds Trust II. Brighthouse Advisers has engaged subadvisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The subadviser and investment objective of each of the Investment Funds available under the Policy are as follows:

Investment Fund	Investment Objective	Investment Adviser/Subadviser
Brighthouse Funds Trust I — Class A
Brighthouse Asset Allocation 100 Portfolio	Seeks growth of capital.	Brighthouse Investment Advisers, LLC

Investment Fund	Investment Objective	Investment Adviser/Subadviser
Brighthouse Small Cap Value Portfolio	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, and Allspring Global Investments, LLC
Brighthouse/abrdn Emerging Markets Equity Portfolio	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: abrdn Investments Limited
CBRE Global Real Estate Portfolio	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC
Harris Oakmark International Portfolio	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.
Invesco Comstock Portfolio	Seeks capital growth and income.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Allocation Portfolio	Seeks high total investment return through a combination of capital appreciation and income.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
Loomis Sayles Growth Portfolio	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MFS® Research International Portfolio	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
PIMCO Inflation Protected Bond Portfolio	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
T. Rowe Price Large Cap Value Portfolio	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth Portfolio	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. Sub-Subadviser: T. Rowe Price Investment Management, Inc.
Brighthouse Funds Trust II — Class A
BlackRock Ultra-Short Term Bond Portfolio	Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Brighthouse Asset Allocation 20 Portfolio	Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 40 Portfolio	Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 60 Portfolio	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 80 Portfolio	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse/Artisan Mid Cap Value Portfolio	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership
Brighthouse/Wellington Core Equity Opportunities Portfolio	Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Frontier Mid Cap Growth Portfolio	Seeks maximum capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC

Investment Fund	Investment Objective	Investment Adviser/Subadviser
Jennison Growth Portfolio	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC
MetLife Stock Index Portfolio	Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC
Neuberger Berman Genesis Portfolio	Seeks high total return, consisting principally of capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC
T. Rowe Price Large Cap Growth Portfolio	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities Portfolio	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC
Western Asset Management U.S. Government Portfolio	Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC
TRANSFERS
Restrictions on Transfers
We monitor transfer activity in the following “Monitored Funds” for purposes of imposing our restrictions on frequent transfers:
Brighthouse Small Cap Value Portfolio
Brighthouse/abrdn Emerging Markets Equity Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Allocation Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
OTHER INFORMATION
Cybersecurity and Certain Business Continuity Risks
Our variable life insurance business is largely conducted through complex information technology and communications systems operated by us and our service providers or other business partners (e.g., the Investment Funds and the firms involved in the distribution and sale of our variable life insurance policies), and their operations rely on the secure processing, storage and transmission of confidential and other information in their systems and those of their respective third party service providers. For example, many routine operations, such as processing Policy Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on the Company and the Separate Account, as well as individual Policy Owners and their Policies. There are inherent limitations in our plans and systems, including the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and operations, and such events could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or additional compliance costs for the Company. Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority.
Cyber-attacks can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information technology and communication systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect our ability to conduct business, in particular, if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of policy transactions, including the processing of transfer orders from our website or with the Investment Funds; impact our ability to calculate accumulation unit values; cause the release and/or possible loss, misappropriation or corruption of confidential Policy Owner or business information; or impede order processing or cause other operational issues.
Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Investment Funds invest, and it is possible the Investment Funds underlying your Policy could lose value. There can be no assurance that we or our service providers or the Investment Funds will avoid losses affecting your Policy due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Funds invest.
COVID-19 and Market Conditions
The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccination distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths.
At this time, it continues to not be possible to estimate the severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and the economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the Investment Funds in which the Separate Account invests. Depending on market conditions and your individual circumstances (e.g., your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the Policy. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Policy, such as making premium payments, transfers, or withdrawals, based on your individual circumstances.
Financial Statements
The financial statements of the Separate Account and the financial statements of the Company are attached.
FEDERAL TAX STATUS
NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”), defines the term “life insurance contract” for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as “life insurance contracts” under section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a “life insurance contract” under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.
Introduction. The discussion contained herein addressing Federal income tax considerations relating to the Policy is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state, local, foreign or other tax laws. Moreover, the discussion herein is based upon our understanding of current Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current Federal income tax laws or of the current interpretations by the Internal Revenue Service.
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity but is part of our operations.
Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not adequately diversified under IRS rules. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements. If Investment Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, the separate accounts investing in the Investment Portfolios may fail the diversification requirements of section 817(h) of the Code, which could have adverse tax consequences, including losing the benefit of tax deferral.
Investor Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in section 7702 of the Code. Although some interim guidance has been provided and some proposed and final regulations have been issued, a comprehensive set of final regulations has not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider is unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.
We note that the law relating to section 7702 compliance is complex and unclear in many respects. There is a risk, therefore, that the Internal Revenue Service will not concur with some of our interpretations of section 7702. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy section 7702.
Policy Proceeds. The tax treatment accorded to loan proceeds and/or distributions, including surrender payments, from the policies will depend on whether the Policy is considered to be a MEC. (See “Tax Treatment of Loans and Distributions.”) Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary to the extent provided in section 101(a) of the Code. Also, in general, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.
In the case of employer-owned life insurance as defined in section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.
The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary. A tax adviser should be consulted on these circumstances.
Tax Treatment of Loans and Distributions. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a Modified Endowment Contract (“MEC”). A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years, or 7 years after a material change, exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.
Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy’s death benefit, reducing the Policy’s benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.
Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.
Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.
If the Policy is classified as a MEC, then any distribution (including a loan taken from or secured by the Policy) is taxable as ordinary income to the extent of income or gain in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary. The exception to the additional 10% Federal income tax penalty does not apply to a taxpayer which is a non-natural person, such as a corporation.
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
If a Policy is not classified as a MEC, then any distribution shall generally be treated first as a recovery of the investment in the Policy which would not be received as taxable income. Distributions will be taxable as ordinary income once your investment in the Policy is reduced to zero. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or part as taxable income.
Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
Loans from a Policy which is not classified as a MEC will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.
Neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% Federal income tax penalty.
If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.
Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.
Multiple Policies. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.
Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s 100th birthday (or the younger Insured’s 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th birthday (or the younger Insured’s 100th birthday with respect to the Joint and Last Survivor Policy).
Tax Treatment of Policy Split. With regard to the Joint and Last Survivor Policies, the Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as MECs. A tax adviser should be consulted before exercising either rider.
Acceleration of Death Benefit Rider. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.
Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer may be taxable. As noted above, the death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under Code section 6050Y and applicable tax regulations. You should consult with a qualified tax adviser for additional information prior to transferring the Policy.
Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.
Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.
Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In the case of a business-owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.
Non-Individual Owners and Business Beneficiaries of Policies. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.
Split-Dollar Arrangements. The IRS has issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.
In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
Split dollar plans that provide deferred compensation may be subject to specific tax rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

In 2023, federal tax law provides for a $12,920,000 gift, estate and generation-skipping transfer tax exemption, which will be indexed for inflation in subsequent years. Current law provides that this exemption amount may sunset for tax years after December 31, 2025 and a lower exemption amount may be applicable unless the law is changed.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
The Company’s Income Taxes. Under current Federal income tax law we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.